SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2001


                           LAS VEGAS GAMING, INC.
                           ----------------------
            (Exact name of registrant as specified in its charter)


NEVADA                                                   88-0392994
(State or other jurisdiction of				   (I.R.S. Employer
incorporation or organization)                           Identification No.)

3261 S. Highland Avenue, Suite 613
Las Vegas, Nevada                  				   89109
----------------------------------                       -----
(Address of principal executive offices)                (Zip Code)

Registrants telephone number, including area code        702-733-9703
                                                         ------------
Commission File Number: 0-30375



-----------------------------------------------              ----------
(Former name or former address,                    		 (Zip Code)
if changed since last report.)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS
March 22, 2001, the Nevada Gaming Commission approved Las Vegas Gaming, Inc.'s gaming license application for an Operator of Inter-Casino Linked Systems license (OILS). Las Vegas Gaming, Inc also received approval for its high limit jackpot-based Keno games. The license allows Las Vegas Gaming, Inc. to link non-related casinos to its Nevada Numbers 5-spot Keno game (a progressive high jackpot Keno game starting at $5,000,000.00 and progresses with each ticket sold). Licenses were also granted for Las Vegas Gaming to become a manufacturer and distributor of gaming equipment in Nevada.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

     None

Exhibits

     None

ITEM 8.  CHANGE IN FISCAL YEAR

     None



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.


/s/ Russell Roth
-----------------------
Russell Roth, President
Date:         April 5, 2001

                                    3